Low Beta Tactical 500 Fund

Investor Class - LBTTX Institutional Class - LBETX

a series of Northern Lights Fund Trust IV

Supplement dated July 31, 2020

to the Fund’s Prospectus and Statement of Additional Information dated September 30, 2019

* * * * * * *

Important Notice Regarding Change in Name and Investment Objective

Effective on or about September 30, 2020, the Fund’s name will change to LGM Risk Managed Total Return Fund. The Fund’s objective will change from

“The Fund’s objective seeks to provide total returns in the S&P 500 Index with lower volatility than the Index.”

to the following investment objective:

“The Fund seeks to provide total return from capital appreciation and income with lower volatility than the S&P 500 Index, with a secondary objective of limiting risk during unfavorable or declining market conditions.”

This change requires revisions to the Fund’s Prospectus and Statement of Additional Information that are subject to review by the Securities and Exchange Commission. A revised Prospectus will be provided to you when the changes are effective.

____________________________________________________________________________

Effective August 3, 2020, the minimum initial investment for Institutional Class shares is $50,000 and the minimum subsequent investment is $1,000. The relevant disclosure on pages 3 and 8 of the Prospectus is updated accordingly.

* * * * * * *

This Supplement and the Fund’s Prospectus and Statement of Additional Information dated September 30, 2019, provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-844-655-9371.